Business Combinations	6 Months Ended
Jun. 30, 2023
Business Combination and Asset Acquisition [Abstract]
Business Combination	Business Combinations
On April 3, 2023 (the "Closing Date"), Seadrill completed the acquisition of Aquadrill LLC ("Aquadrill"), an offshore drilling rig owner. Pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated December 22, 2022, by and among Seadrill, Aquadrill (formerly Seadrill Partners LLC) and Seadrill Merger Sub, LLC, a Marshall Islands limited liability company (“Merger Sub”), Merger Sub merged with and into Aquadrill, with Aquadrill surviving the merger as a wholly owned subsidiary of Seadrill (the “Merger”). In connection with the Merger, and pursuant to the Merger Agreement, Seadrill exchanged consideration consisting of (i) 29.9 million Seadrill common shares, (ii) $30 million settled by tax withholding in lieu of common shares, and (iii) cash consideration of $1 million. At the Closing Date, Aquadrill unitholders represented approximately 37% of Seadrill's post-Merger issued and outstanding shares.
As previously disclosed, the Board of Directors viewed the following factors, among others, as generally favorable in its determination and approval of the Merger: (A) the combined company is expected to (i) be in a position to serve a broader range of customers, (ii) have a more substantial presence in the offshore drilling market, (iii) take on Aquadrill drilling units without taking on a substantial cost structure, (iv) have a diversified portfolio of contract coverage and (v) given the extensive history between Aquadrill and Seadrill, be positioned to rapidly integrate the two businesses, and (B) the Seadrill management team’s familiarity with the business, assets and competitive position of Aquadrill.
As a result of the Merger, Seadrill acquired Aquadrill’s four drillships, one semi-submersible and three tender-assist units. On May 19, 2023, Seadrill entered into definitive sale and purchase agreements to sell the three tender-assist units, acquired in the Merger. The sale completed on July 28, 2023. Refer to Note 27 – Assets held for sale and Note 30 – Subsequent events for further details.
In connection with this acquisition, the Company incurred $8 million and $3 million of acquisition related expenses during the six months ended June 30, 2023 and for the period from February 23, 2022 through December 31, 2022 (Successor), respectively. Seadrill's acquisition related expenses are included in "Merger and integration related expenses" on the consolidated statements of operations. In addition, the Company incurred $4 million of issuance costs which have been reflected against the fair value of the shares as a reduction to Additional paid-in capital in the consolidated statements of changes in shareholders' equity. In addition, the Company incurred integration costs of $11 million included in "Merger and integration related expenses" on the consolidated statements of operations for the three and six months ended June 30, 2023.
We used a convenience date of April 1, 2023 (the "Convenience Date") to account for this acquisition and have recorded activity from the Convenience Date in Seadrill's second quarter results.
Purchase price allocation
The Merger will be accounted for as a business combination under the acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) Topic 805, Business Combinations, with Seadrill being treated as the accounting acquirer. Under this method, the purchase consideration in the Merger will reflect (i) the shares issued in connection with the Merger, (ii) tax withholding liability, and (iii) cash consideration, as described above. The issued shares were recorded at $41.62 per share, the fair value on the Closing Date. Concurrently, the assets acquired and liabilities assumed were recorded on Seadrill’s consolidated balance sheet at their respective fair values. Any consideration transferred or paid in excess of the fair value of the assets acquired and liabilities assumed should be recognized as goodwill, while any excess fair value of the assets acquired and liabilities assumed beyond the consideration transferred or paid should be recognized as a bargain purchase gain. As of the date of this filing, we had completed the preliminary analysis to assign fair value to all tangible and intangible assets acquired and liabilities assumed. As such, the preliminary purchase price allocation will be subject to further refinement and may change. We expect to finalize the fair value measurements as soon as practicable, but no later than 12 months from the Closing Date. Our management estimate as of the date of this filing is that the fair value of the net assets and liabilities acquired is equal to the purchase price. Thus, no goodwill or bargain purchase gain has been recognized in the financial statements for the second quarter of 2023.
Determining the fair values of the assets and liabilities of Aquadrill requires judgment and certain assumptions to be made, the most significant of these being related to the valuation of Aquadrill’s drilling units and other related tangible assets. Further details regarding the valuation process are described below.
i. Drilling units
To estimate the fair value of the drilling units, management primarily relied upon the income approach. The market approach was considered to substantiate a floor value for rigs where the income approach indicated a value lower than a value in-exchange. In the application of the income approach, we utilized the discounted cash flow (“DCF”) method. The DCF method involves estimating the future free cash flows of an asset and discounting these cash flows to present value. Free cash flows are generally defined as debt-free operating cash flows adjusted to reflect capital expenditure requirements.
Assumptions used in our assessment included, but were not limited to, future marketability of each drilling unit in light of the current market conditions and its current technical specifications, timing of existing and future contract awards and expected operating dayrates, operating costs, utilization rates, tax rates, discount rates, capital expenditures, market values, reactivation costs, and estimated economic useful lives. We included an allocation for corporate overhead when calculating the discounted cash flows expected to be generated from our drilling units over their remaining useful lives. The cash flows were discounted at a market participant weighted average cost of capital (“WACC”), which was derived from a blend of market participant after-tax costs of debt and market participant costs of equity, weighted by the respective percent of debt and equity to total capital, and computed using public share price information for similar publicly traded guideline companies, certain US Treasury rates, and certain risk premiums specific to the Company. The inputs and assumptions related to these assets are categorized as Level 3 in the fair value hierarchy.
ii. Drilling and management services contracts
The Company recognized intangible assets and liabilities related to drilling and management service contracts that had favorable and unfavorable terms compared to the current market at the Closing Date. The Company recorded the fair value adjustment for the off-market contract liabilities and assets to "Other current liabilities", "Other current assets", and "Other non-current assets" in the amounts of $49 million, $6 million, and $1 million respectively.
The table below summarizes the total consideration transferred at the Closing date:

(In $ millions, except per share data)	Aquadrill Shares	Final Exchange Ratio (4)	As at Acquisition
Aquadrill outstanding shares as of April 3, 2023	20,000,000	1.41	28,258,965
Aquadrill restricted stock units	122,104	1.41	172,527
Aquadrill phantom award units	105,700	1.41	149,349
Aquadrill phantom appreciation rights	570,000	0.70	399,576
Total Aquadrill shares converted to Seadrill shares	20,797,804		28,980,417
Company Sale Bonus (1)			1,664,743
Total Seadrill shares eligible for purchase of Aquadrill			30,645,160
Less: Tax withholding in lieu of common shares (2)			(744,150)
Less: Seadrill shares settled in cash (3)			(34,505)
Seadrill shares issued for purchase of Aquadrill			29,866,505
Seadrill share price at April 3, 2023 market close			41.62
Consideration issued in Seadrill shares			1,243
Consideration settled by tax withholding (2)			30
Consideration settled in cash (3)			1
Total consideration transferred			1,274
(1) Immediately prior to the Closing Date, the Sale Bonus Award Agreement, dated as of May 24, 2021, by and between Aquadrill and Steven Newman, the Chief Executive Officer and a Director of Aquadrill, was terminated and in connection with such termination at the Effective Time and in accordance with the Merger Agreement, Mr. Newman received 1,013,405 Seadrill common shares and $26 million tax withholding, paid on his behalf, in lieu of Seadrill common shares.
(2) Pursuant to the Merger Agreement, in lieu of issuing Seadrill common shares, the Company elected to pay $30 million of tax withholding. These shares were settled at a per share value agreed upon between the Company and the Aquadrill Board of Directors.
(3) Pursuant to the Merger Agreement, in lieu of issuing Seadrill common shares, certain non-employee board members elected to receive $1 million cash in lieu of Seadrill common shares. These shares were settled at a per share value agreed upon between the Company and the Aquadrill Board of Directors.
(4) Final exchange ratios calculated pursuant to the Merger Agreement.
The table below represents the preliminary purchase price allocation to the identifiable assets acquired and liabilities assumed at the Closing Date:

(In $ millions)	As at Acquisition
Assets acquired:
Cash and cash equivalents	51
Restricted cash	5
Accounts receivable	60
Other current assets	36
Total current assets	152
Drilling units	1,255
Deferred tax assets	19
Equipment	1
Other non-current assets	5
Total non-current assets	1,280
Total assets acquired	1,432

Liabilities assumed:
Trade accounts payable	11
Other current liabilities	69
Total current liabilities	80
Other non-current liabilities	78
Total non-current liabilities	78
Total liabilities assumed	158

Net asset acquired	1,274
Post-merger operating results
The following table reflects Aquadrill's operating revenue and profit from continuing operations included in Seadrill's consolidated statement of operations subsequent to the Convenience Date.

(In $ millions)	Three and six months ended June 30, 2023
Operating revenue	131
Profit from continuing operations	46
Pro forma financial information
The following unaudited pro forma summary presents the results of operations as if the Merger had occurred on February 23, 2022, the date of emergence from Chapter 11 for the Successor company. The pro forma summary uses estimates and assumptions based on information available at the time. We believe the estimates and assumptions are reasonable, however, actual results may have differed significantly from this pro forma financial information. The pro forma information does not purport to be indicative of results of operations that would have occurred had the Merger occurred on the basis assumed above, nor is such information indicative of our expected future results. The pro forma results of operations do not reflect any cost savings or other synergies that might have been achieved from combining the operations or any estimated costs that have not yet been incurred to integrate Aquadrill assets.

	Successor		Successor
(In $ millions, except per share data)	Three months ended June 30, 2023	Three months ended June 30, 2022	Six months ended June 30, 2023	Period from February 23, 2022 through June 30, 2022
Operating revenue	414	291	758	402
Profit/(loss) from continuing operations	82	(48)	121	(67)
Basic EPS: continuing operations ($)	1.03	(0.60)	1.52	(0.84)
Diluted EPS: continuing operations ($)	1.02	(0.60)	1.50	(0.84)
These pro forma amounts have been calculated after adjusting the results to reflect (i) the additional depreciation and amortization that would have been charged assuming the fair value adjustments to drilling units and off-market contract liabilities had been applied from February 23, 2022, (ii) certain acquisition related expenses incurred directly in connection with the Merger as if it had occurred on February 23, 2022, and (iii) removal of any pre-acquisition revenues and expenses between Seadrill and Aquadrill.
Seadrill and Aquadrill incurred total acquisition related expenses of $11 million and $8 million, respectively, of which $3 million and $2 million, respectively, were incurred during the fourth quarter of 2022. Seadrill's acquisition related expenses are included in "Merger and integration related expenses" on the consolidated statements of operations. These expenses are reflected in pro forma earnings for the period from February 23, 2022 through June 30, 2022.
As of the date of this report, the Company had completed the sale of the tender-assist rigs and is expected to complete the sale of Gulfdrill within one year. The table below summarizes the results of operations related to the tender-assist rigs and Gulfdrill rigs included in the pro forma results of operations:

	Successor		Successor
(In $ millions)	Three months ended June 30, 2023	Three months ended June 30, 2022	Six months ended June 30, 2023	Period from February 23, 2022 through June 30, 2022
Tender Rigs
Operating revenue	6	—	12	—
Loss from continuing operations	(2)	(2)	(3)	(3)
Gulfdrill
Operating revenue	7	7	14	10
Profit from continuing operations	6	3	13	4